Exhibit 99.1

Genworth Financial, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements and related notes are presented to show the effect on the historical condensed consolidated financial statements of Genworth Financial, Inc. (the “Company”) of the sale of the Company’s lifestyle protection insurance business (the “Sale”) consisting of 100% of the outstanding capital stock of the following subsidiaries: Genworth Financial European Group Holdings Limited, Genworth General Services Asia Limited and CFI Administrators Limited (collectively, the “Sale Companies”). The Sale was closed on December 1, 2015.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2015 is based on the assumption that the Sale was completed on September 30, 2015. The unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2014, 2013 and 2012 is based on the assumption that the Sale was completed on January 1, 2012.

The unaudited pro forma financial statements as of and for the periods presented are for illustrative and informational purposes only and are not intended to represent, or be indicative of, what the Company’s financial position or results of operations would have been had the Sale been completed on the dates noted above. The unaudited pro forma condensed consolidated financial statements also should not be considered representative of the Company’s future financial position or results of operations.

The pro forma adjustments are based upon currently available information and certain assumptions that the Company believes are reasonable under the circumstances. Actual amounts could differ materially from these estimates. The pro forma results should be read in conjunction with the financial statements and notes thereto in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Reports on Form 10-Q for the periods ended June 30, 2015 and September 30, 2015.

GENWORTH FINANCIAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2015

	Historical	Adjustments		Pro Forma
Assets
Investments:
Fixed maturity securities available-for-sale, at fair value	$60,851	$—		$60,851
Equity securities available-for-sale, at fair value	273	—		273
Commercial mortgage loans	6,133	—		6,133
Restricted commercial mortgage loans related to securitization entities	175	—		175
Policy loans	1,567	—		1,567
Other invested assets	2,773	—		2,773
Restricted other invested assets related to securitization entities, at fair value	412	—		412

Total investments	72,184	—		72,184
Cash and cash equivalents	3,666	415	(a)	4,081
Accrued investment income	685	—		685
Deferred acquisition costs	4,437	—		4,437
Intangible assets	284	—		284
Goodwill	14	—		14
Reinsurance recoverable	17,276	—		17,276
Other assets	577	—		577
Separate account assets	7,893	—		7,893
Assets held for sale related to discontinued operations	1,206	(1,206	) (b)	—

Total assets	$108,222	$(791)		$107,431

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$36,472	$—		$36,472
Policyholder account balances	26,000	—		26,000
Liability for policy and contract claims	8,065	—		8,065
Unearned premiums	3,340	—		3,340
Other liabilities ($42 of other liabilities are related to securitization entities)	3,241	—		3,241
Borrowings related to securitization entities ($80 are carried at fair value)	188	—		188
Non-recourse funding obligations	1,951	—		1,951
Long-term borrowings	4,601	—		4,601
Deferred tax liability	201	—		201
Separate account liabilities	7,893	—		7,893
Liabilities held for sale related to discontinued operations	854	(854	) (b)	—

Total liabilities	92,806	(854)		91,952

Stockholders’ equity:
Class A common stock, $0.001 par value; 1.5 billion shares authorized; 586 million shares issued; 497 million shares outstanding	1	—		1
Additional paid-in capital	11,944	—		11,944

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,709	(49	) (b)	1,660
Net unrealized gains (losses) on other-than-temporarily impaired securities	22	—		22

Net unrealized investment gains (losses)	1,731	(49)		1,682

Derivatives qualifying as hedges	2,130	—		2,130
Foreign currency translation and other adjustments	(383)	63	(b)	(320)

Total accumulated other comprehensive income (loss)	3,478	14		3,492
Retained earnings	856	49		905
Treasury stock, at cost (88 million shares)	(2,700)	—		(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	13,579	63		13,642
Noncontrolling interests	1,837	—		1,837

Total stockholders’ equity	15,416	63		15,479

Total liabilities and stockholders’ equity	$108,222	$(791)		$107,431

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Genworth Financial, Inc.

Notes to Unaudited Pro Forma

Condensed Consolidated Balance Sheet

(a)	Adjustment reflects the net proceeds received in connection with the Sale. Proceeds are net of expenses related to the Sale, including pension settlement costs, transaction related expenses and gains related to foreign exchange hedging. The Company assumed these expenses were paid on September 30, 2015.
(b)	Adjustments reflect the disposition of the assets and liabilities of the Sale Companies to AXA previously presented as assets and liabilities held for sale related to discontinued operations. Adjustments also reflect the write off of the net unrealized investment gains and currency translation adjustments included in other comprehensive income (loss) of the Sale Companies.

GENWORTH FINANCIAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2014

(Amounts in millions, except per share amounts)

	Historical	Adjustments		Pro Forma
Revenues:
Premiums	$5,431	$(731	) (a)	$4,700
Net investment income	3,242	(100	) (a)	3,142
Net investment gains (losses)	(20)	(2	) (a)	(22)
Insurance and investment product fees and other	912	(3	) (a)	909

Total revenues	9,565	(836)		8,729

Benefits and expenses:
Benefits and other changes in policy reserves	6,620	(202	) (a)	6,418
Interest credited	737	—		737
Acquisition and operating expenses, net of deferrals	1,585	(447	) (a)	1,138
Amortization of deferred acquisition costs and intangibles	571	(118	) (a)	453
Goodwill impairment	849	—		849
Interest expense	479	(46	) (a)	433

Total benefits and expenses	10,841	(813)		10,028

Loss before income taxes	(1,276)	(23)		(1,299)
Provision (benefit) for income taxes	(228)	134	(b)	(94)

Loss from continuing operations	(1,048)	(157)		(1,205)
Income from discontinued operations, net of taxes	—	—		—

Net loss	(1,048)	(157)		(1,205)
Less: net income attributable to noncontrolling interests	196	—		196

Net loss available to Genworth Financial, Inc.’s common stockholders	$(1,244)	$(157)		$(1,401)

Loss from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$(2.51)			$(2.82)

Diluted	$(2.51)			$(2.82)

Net loss available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$(2.51)			$(2.82)

Diluted	$(2.51)			$(2.82)

Weighted-average common shares outstanding:
Basic	496.4			496.4

Diluted	496.4			496.4

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

GENWORTH FINANCIAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2013

(Amounts in millions, except per share amounts)

	Historical	Adjustments		Pro Forma
Revenues:
Premiums	$5,148	$(632	) (a)	$4,516
Net investment income	3,271	(116	) (a)	3,155
Net investment gains (losses)	(37)	(27	) (a)	(64)
Insurance and investment product fees and other	1,021	(3	) (a)	1,018

Total revenues	9,403	(778)		8,625

Benefits and expenses:
Benefits and other changes in policy reserves	4,895	(158	) (a)	4,737
Interest credited	738	—		738
Acquisition and operating expenses, net of deferrals	1,659	(415	) (a)	1,244
Amortization of deferred acquisition costs and intangibles	569	(106	) (a)	463
Interest expense	492	(42	) (a)	450

Total benefits and expenses	8,353	(721)		7,632

Income before income taxes	1,050	(57)		993
Provision for income taxes	324	(11	) (b)	313

Income from continuing operations	726	(46)		680
Income from discontinued operations, net of taxes	(12)	—		(12)

Net income	714	(46)		668
Less: net income attributable to noncontrolling interests	154	—		154

Net income available to Genworth Financial, Inc.’s common stockholders	$560	$(46)		$514

Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$1.16			$1.07

Diluted	$1.15			$1.05

Net income available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$1.13			$1.04

Diluted	$1.12			$1.03

Weighted-average common shares outstanding:
Basic	493.6			493.6

Diluted	498.7			498.7

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

GENWORTH FINANCIAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2012

(Amounts in millions, except per share amounts)

	Historical	Adjustments		Pro Forma
Revenues:
Premiums	$5,041	$(677	) (a)	$4,364
Net investment income	3,343	(127	) (a)	3,216
Net investment gains (losses)	27	(5	) (a)	22
Insurance and investment product fees and other	1,229	(3	) (a)	1,226

Total revenues	9,640	(812)		8,828

Benefits and expenses:
Benefits and other changes in policy reserves	5,378	(146	) (a)	5,232
Interest credited	775	—		775
Acquisition and operating expenses, net of deferrals	1,594	(458	) (a)	1,136
Amortization of deferred acquisition costs and intangibles	722	(113	) (a)	609
Goodwill impairment	89	(89	) (a)	—
Interest expense	476	(45	) (a)	431

Total benefits and expenses	9,034	(851)		8,183

Income before income taxes	606	39		645
Provision (benefit) for income taxes	138	(7	) (b)	131

Income from continuing operations	468	46		514
Income (loss) from discontinued operations, net of taxes	57	—		57

Net income	525	46		571
Less: net income attributable to noncontrolling interests	200	—		200

Net income (loss) available to Genworth Financial, Inc.’s common stockholders	$325	$46		$371

Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$0.55			$0.64

Diluted	$0.54			$0.64

Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$0.66			$0.75

Diluted	$0.66			$0.75

Weighted-average common shares outstanding:
Basic	491.6			491.6

Diluted	494.4			494.4

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

Genworth Financial, Inc.

Notes to Unaudited Pro Forma

Condensed Consolidated Statements of Income

(a)	Adjustment reflects the elimination of revenues and expenses of the Sale Companies from the Company’s historical results as if the Sale occurred on January 1, 2012.
(b)	Adjustment represents the income tax effect of the elimination of the revenue and expenses of the Sale Companies. The tax effect was calculated using the historical statutory rates in effect for the periods presented.